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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 14, 2004

                       Renegade Venture (NEV) Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)               Identification No.)


                            P.O. Box 23009 Tucson, AZ
                                      85734
                    (Address of principal executive offices)

                                 (520) 294-3481
              (Registrant's telephone number, including area code)


                                 Not Applicable

--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).


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                                 AMENDMENT NO. 1

This Form 8-K/A amends the Form 8-K of Renegade Venture (NEV) Corporation (the "Company") dated August 12, 2004 to include the financial statements of World Jet Corporation which the Company acquired on July 28, 2004 and the pro forma information identified in Item 9.01.

ITEM 9.01. Financial Statements and Exhibits.

On July 28, 2004, Renegade Venture (NEV) Corporation ("Renegade") completed an acquisition of 100 percent of the outstanding common stock of World Jet Corporation, a privately held aircraft parts, sales and brokerage company for $1.8 million in cash and notes and 1 million shares of restricted Renegade common stock determined to be the going concern value of World Jet Corporation. On August 13, 2004, the Company filed a Form 8-K dated August 12, 2004 relating to the acquisition of World Jet Corporation, excluding related financial statements and pro forma information. The following audited financial statements of World Jet Corporation and consolidated financial statements of the Company including World Jet Corporation are attached hereto as Exhibits.


(a) Financial Statements of Business Acquired.

      The audited financial statements of World Jet Corporation for the years ended 2002 and 2003 are included in Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

      The unaudited condensed consolidated financial statements of Renegade Venture (NEV) Corporation including World Jet Corporation for the nine months ended September 30, 2004 are included in Exhibit 99.2 hereto.

Exhibit No.                             Document
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99.1   Audited Financial Statements of World Jet Corporation for the years ended
       2002 and 2003

99.2 The unaudited condensed consolidated financial statements of Renegade Venture (NEV) Corporation including World Jet Corporation for the nine months ended September 30, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004


                                              Renegade Venture (NEV) Corporation
                                                    (Registrant)

                                              By:  /s/ John Sawyer
                                                   -----------------------------
                                                   Name:   John Sawyer
                                                   Title:  President